Entergy

48th EEI Financial Conference
Nov. 10 – 13, 2013

Entergy®

Caution Regarding Forward-Looking Statements and Regulation G Compliance

In this presentation, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in this presentation and in: (i) Entergy's most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q and (ii) Entergy's other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with rate proceedings, formula rate plans and other cost recovery mechanisms; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) nuclear plant relicensing, operating and regulatory risks, including any changes resulting from the nuclear crisis in Japan following its catastrophic earthquake and tsunami; (e) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (f) conditions in commodity and capital markets during the periods covered by the forward-looking statements, in addition to other factors described elsewhere in this presentation and subsequent securities filings and (g) risks inherent in the proposed spin-off and subsequent merger of Entergy's electric transmission business with a subsidiary of ITC Holdings Corp. Entergy cannot provide any assurances that the spin-off and merger transaction will be completed and cannot give any assurance as to the terms on which such transaction will be consummated. The spin-off and merger transaction is subject to certain conditions precedent, including regulatory approvals and the availability of financing.

This presentation includes the non-GAAP financial measures of operational earnings, normalized return on average common equity, operational adjusted EBITDA, gross liquidity, and debt to capital, excluding securitization debt and non-fuel operation and maintenance and nuclear refueling outage expenses, excluding special items when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these financial measures to the most directly comparable GAAP measure. These reconciliations can be found on slides 61, 67 – 72. Further information can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com.

Additional Information and Where to Find It

ITC filed a registration statement on Form S-4 (Registration No. 333-184073) with the SEC registering the offer and sale of shares of ITC common stock to be issued to Entergy shareholders in connection with the proposed transactions. This registration statement was declared effective by the SEC on Feb. 25, 2013. ITC is also expected to file a post-effective amendment to the above registration statement. ITC shareholders are urged to read the prospectus included in the ITC registration statement (and the post-effective amendment to the ITC registration statement, when available) and any other relevant documents because they contain important information about TransCo and the proposed transactions. In addition, on July 24, 2013, Mid South TransCo LLC ("TransCo") filed a registration statement on Form S-4/S-1 (Registration No. 333-190094) with the SEC registering the offer and sale of TransCo common units to be issued to Entergy shareholders in connection with the proposed transactions. This registration statement includes a prospectus of TransCo related to the proposed transactions. Entergy will file a tender offer statement on Schedule TO with the SEC related to the exchange of shares of Entergy common stock for the TransCo common units. Entergy shareholders are urged to read the prospectuses included in the ITC registration statement (and the post-effective amendment to the ITC registration statement, when available), the TransCo registration statement, the tender offer statement on Schedule TO (when available) and any other relevant documents because they contain important information about ITC, TransCo and the proposed transactions. The registration statements, prospectuses, tender offer statement and other documents relating to the proposed transactions (when they are available) can be obtained free of charge from the SEC's website at www.sec.gov. The documents, when available, can also be obtained free of charge from Entergy upon written request to Entergy Corporation, Investor Relations, P.O. Box 61000, New Orleans, LA 70161 or by calling Entergy's Investor Relations information line at 1-888-ENTERGY (368-3749), or from ITC upon written request to ITC Holdings Corp., Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000.

Entergy's Scope of Operations Today



Entergy's Scope of Operations

Entergy's Businesses

- 30,000 MW electric generating capacity
- One of the nation's leading nuclear generators
- 2.8 million utility customers
- More than $10 billion revenues
- ~15,000 employees

Utility

- 6 vertically integrated electric utilities (5 retail regulators)
- 4 contiguous states – Arkansas, Louisiana, Mississippi, Texas
- ~22,000 MW generating capacity
- ~15,400 circuit miles of interconnected high-voltage transmission lines

Entergy Wholesale Commodities

- ▲ 6 nuclear units owned at 5 sites (5,011 MW)[1]
- ● 2 gas, 1 gas / oil facilities (1,340 MW)
- ● 2 wind facilities (80 MW)
- ○ 2 coal facilities (181 MW)
- △ 1 nuclear plant managed (800 MW)
- □ District Energy systems[2]

[1] *Entergy plans to close and decommission the Vermont Yankee plant at the end of its current operating cycle in 4Q14*
[2] *In August 2013, Entergy signed agreements to sell Entergy Solutions District Energy, closing expected in 4Q13*

Investment Thesis

- A growing Utility projected to produce 5 – 7% compound average operational net income growth through 2016 (off 2013 base) from superior load growth, capital investment and reasonable rates
- At EWC, a focus on asset by asset optimization
- Day-to-day operational excellence – Safety above all
- Financial outlook that firmly supports the current dividend level of $3.32 per share
- Investment grade credit ratings and solid liquidity
- Incremental value to customers and other stakeholders if the pending spin-merge of the transmission business with ITC closes
- Unrelenting mission on creating sustainable value for owners, customers, employees and the communities we operate in

Discussion Outline – Growing Utility Business



Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Texas
Entergy New Orleans
Entergy Gulf States Louisiana

Growth Opportunities

- Load growth
- Economic development
- Investment
- Earning authorized ROEs
- Facilitated by
  - Maintaining reasonable rates
  - Reducing uncompensated risks
  - Operational excellence

Reasonable Rates Today


Utility Average Residential Customer Rates
Last Twelve Months Ending June 30, 2013; $/MWh
450
400
350
300
250
200
150
100
50
0
ENOI
EAI
ETI
EMI
ELL
EGSL

Entergy's average residential rates around 20% below the average U.S. residential rates

Source: SNL Financial

Reasonable Rates Make Region Attractive to Industrials

Long-Term Weather-Adjusted Sales Growth
3-Year CAGR (2013E – 2016E); %



Up to
3 – 3.25
2014E retail sales growth of 1.9% vs 2013E
2 – 2.25
1.25 – 1.75
0.25 – 0.50
1 – 1.25
Base Sales Growth Before EE
Energy Efficiency
Base Growth With Impact of EE
Range of Potential Industrial Expansion

Drivers

- Industrial development – significant opportunities
- Economic growth outside of industrial development – region expected to more closely follow national trends
- Energy efficiency – smaller homes, more efficient appliances, increased awareness
- Demand side management – programs that intensify EE expanded to all jurisdictions
- Year-to-year growth can vary depending on size and timing of projects

Industrials Key to Load Growth Outlook

Electric Retail Customer Breakdown
2013E; % of MWh Sales

Industrial Segment Composition
2013E; % of Total Industrial Sales



Commercial & Governmental
29
Industrial
39
Residential
32
All Other[1]
33
Chemicals
35
Petroleum Refining
20
Pipelines
3
Primary Metals
3
6
Pulp & Paper

[1] *Including small manufacturing, primarily in AR and MS*

"Window of Opportunity" in the Gulf Region

Crude Oil to Henry Hub Gas Spread
2000 – 2018; Ratio $/Barrel to $/MMBtu



60
50
40
30
20
10
0
Spot
Forwards
00
02
04
06
08
10
12
14
16
18

North Sea Gas to Henry Hub Gas Spread
2000 – 2018; Ratio



6
5
4
3
2
1
0
Spot
Forwards
00
02
04
06
08
10
12
14
16
18

Source: Bloomberg

Investment of Over $65B / 50+ Projects Announced in 2013

Estimated Capital Expenditures for Announced Projects[1]
$B



70
60
50
40
30
20
10
0
Other (16 projects)
Wood, Pulp & Paper (6 projects)
Steel, Metals (4 projects)
Refining (3 projects)
Transportation & Warehousing (4 projects)
Chemicals (21 projects)

Entergy inks deal to power second Methanex plant in Geismar
– Oct. 23, 2013

- Over 2,000 MW of potential load, excluding the multiplier effect
- Expected to be in service over the 2013 – 2018 period
- Over 20% are under construction or were completed in 2013
- Announced projects could result in more than 29,000 new jobs (direct and indirect)

Selected as one of the top utilities in economic development by Site Selection magazine for sixth consecutive year (9/13/13)

SITE SELECTION

[1] *Based on available information*

Projects Cover a Variety of Manufacturing Facilities

Examples of Projects by In-Service Dates

Year					
2013	2014	2015	2016	2017	2018

4Q13
- Chlor-alkali expansion
- Steel mill expansion

2014
- Refining expansion
- Pipeline additions (2)
- New NGL fractionator plant
- New methanol plant
- New biomass / wood pellet plants (2)

2015
- New steel mill (phase 1)
- New GTL plant
- Chemical plant expansion
- New NGL fractionator plant
- New technology center
- New air separation plant

2016
- New steel mill (phase 2)
- New ethane cracker plant
- New methanol plants (2)
- New ammonia plant
- Ammonia plant expansion
- Nitrogen plant expansion

2017
- New petrochemical plant
- New export LNG plant

2018
- New GTL plant
- New export LNG plants (2)

Reflects announced projects; Utility sales growth forecast reflects only projects with signed Electric Service Agreements (ESA), or for which an ESA is being actively negotiated

Significant Activity in the Mississippi Delta Region

New Orleans Advocate (November 2013)
River corridor between N.O., BR is home for much of state's industrial boom


Baton Rouge
New Orleans

United Airlines Hemispheres Dossier (November 2013)
Snapshot: Louisiana

FACT
In 2012, Louisiana ranked second in petroleum and coal products (manufactured, non-durable) exported globally.

FACT
More than 80 percent of Gulf of Mexico offshore facilities are in Louisiana waters.

FACT
Louisiana has the lowest industrial electricity rates in the South and the second lowest in the country – 30 percent below the national average.

Continuing to Invest to Benefit Customers in Next 3 Years

Preliminary Utility Capital Plan

2014E – 2016E; $B – Prepared Oct 2013



Depreciation expense 3.2
Utility
5.8



5.8
100%
80%
60%
40%
20%
0%
Other
Distribution
Transmission
Generation

Select Projects in Preliminary 3-Yr Plan

Ninemile 6 CCGT
$0.2B
($0.7B total)



Post-Fukushima Requirements
$0.2B
($0.2B total)



Environmental (Regional Haze[1] and MATS compliance)
$0.4B



Transmission
$1.7B



[1] *Initial spending for potential project; limits for NO_x and SO_2 at White Bluff depend on final State or Federal Implementation Plan*

Even Higher Investment Longer Term

Longer Term Investment Not in Preliminary Three-Year Capital Plan

Key Drivers	Description	Investment Examples
Growing demand	Over 4.5 GW projected Entergy region load growth by 2020	Additional generation (CCGT / CT technology appears most economic)
Aging infrastructure	~12 GW of existing Utility generation is 35 years or older	Major projects at existing facilities, or new facilities where economic
Environmental regulation	Regional Haze possible by ~2019 SO_2 NAAQS likely by ~2022[1] Ozone NAAQS likely by ~2025 316(b) likely by ~2020 CSAPR or replacement rule?	Environmental controls
NERC compliance	Reliability investments to meet increasing standards	Transmission investments
Public policy goals and technology	Proving cost-benefit case for emerging technologies	Smart meters? Smart grid?

[1] *Largely dependent on state action*

Over 4.5 GW Generating Capacity May Be Needed by 2020

Operating Companies' Long-Term Capacity Need[1]
2020E; GW



5
4
3
2
1
0
EMI
ENOI
EAI
ELL
EGSL
ETI
20E

Drivers for New Generation

Factor	Driver
Area planning considerations	Generation or transmission investment will be needed in certain regions before the overall market needs capacity
Load growth	Driven by increased economic development
Aging Operating Company resources	Unit deactivations will reduce capacity, potentially by 10 GW over the next 20 years
Declining market supply	MISO South is projected to be short of its peak load requirements beginning in ~early 2020s

[1] *Based on current installed capacity and 12% reserve margin requirement*

Environmental Spending Expected in Manageable Range

Utility Generation Portfolio
2012; % of MW, Owned and Leased Capability


Coal
10
Nuclear
24
Gas / Oil / Hydro
66

New / Pending Environmental Rules

Rule	Potential Impact on Utility
MATS	• Controls at White Bluff, ISES and Nelson 6
Regional Haze	• SO_2 and NO_x control equipment at White Bluff • NO_x controls at Lake Catherine 4
SO_2 NAAQS	• Scrubbers at White Bluff, ISES and/or Nelson 6
Ozone NAAQS	• Additional NO_x controls at White Bluff, ISES and/or Nelson 6
316(b)	• Improved screens or intake systems required at some plants
CSAPR or replacement rule?	• Purchasing allowances until further action taken by EPA or courts
Existing source GHG rules	• To be determined depending on specifics of rule when proposed

Watching Emerging Technologies

Emerging Technologies – Current State



Solar PV

- Declining cost, generous subsidies
- Expansion of installation, primarily in LA

Energy Efficiency

- Utility-based EE programs mandated in AR, NO and TX
- EE rules approved in MS and LA

Considerations

1. **More efficient investment than traditional infrastructure**

   If it avoids a larger significant investment in new G / T / D or significant reinvestment in an older, less efficient unit

2. **New investment opportunities**

   Could provide customer benefits and investment opportunity once business case proven, e.g., smart grid or focus on filling gap of new technologies, such as peaking

3. **Progressive public policy and rate design**

   Could help minimize subsidization of participants by non-participants, help to meet regulators' and other public policy goals

History of Regulator Foresight, Constructive Policies

Select Major Investment and Recovery Mechanism

Year	Investment	Amount	Juris.	Outcome
2012	Hinds plant acquisition	$206M	MPSC	Recovered through rider simultaneous with closing
2012	Hot Spring plant acquisition	$253M	APSC	Recovered through capacity rider simultaneous with closing
2012	Waterford 3 steam generator replacement	$687M	LPSC	Placed into rates simultaneous with project completion
2012	Grand Gulf uprate	$770M	various	Placed into rates in all jurisdictions for their respective share of the output
2011	Acadia plant acquisition	$300M	LPSC	Placed into rates through an out-of-cycle FRP net rate increase contemporaneous with closing

While Reducing Costs for Customers – Like Joining MISO


MISO

- ✓ Projected customer savings of ~$1.4 billion in first ten years
- ✓ Enhanced independence, transparency
- ✓ Proven, operational Day 2 market



- ✓ On track to begin operating in MISO on Dec. 19, 2013
- ✓ Extensive training under way to prepare for transition
- ✓ Over 600 employees have clocked more than 239,000 hours since 2011

A Well-Defined Plan to Achieve Savings Through HCM . . .

Human Capital Management Initiatives and Status

Workstream	Examples	Status
Organization and Process (55 – 65% total estimated savings)	Organizational re-design, including reduction of 800 positions	Staffing of new organization in process; completion by end of 2013
	Consolidation of call centers, operations centers and corporate functions	Organizational realignment complete by end of 2013; new single call center to be fully operational in 2015
Compensation and Benefits (25 – 35%)	Review of retirement benefits strategy	Expect to communicate final approved decisions to employees and retirees by end of 2013
Other (5 – 15%)	Restructuring of existing procurement contracts	10 major contracts renegotiated in 2013; additional evaluation is under way
	Reducing costs not directly related to operations (e.g., travel, mobile phones, printing, etc.)	Optimizing print services, use of mobile devices and other tools to be largely completed in 2014

. . . Including Changing the Way We Work

- Implementation of shared services model to facilitate process alignment
- Integration of customer service, operations and engineering functions within each Operating Company to better focus on meeting customers' needs
- Consolidation of the economic / business development functions in the Utility to focus on industrial growth opportunities
- Reorganizing management of the fossil fleet around technology vs regional / geographical boundaries to drive improved efficiency



Actions Will Help to Close the Gap to Authorized Levels

"Normalized" Return on Equity for Operating Companies and Utility ***Illustrative***

Last Twelve Months ending Sept. 30, 2013; %


Rate Cases Under Way
12TY FRP Settlement Approved
Rate Case Filing Likely in 2014
12
10
8
6
4
2
0
9.7
10.0
7.5
7.8
9.3
5.9
8.4
EAI
EGSL
ELL
ETI
EMI
ENOI
Utility[1]

	EAI	EGSL	ELL	ETI	EMI	ENOI	Utility[1]
As-Reported	8.6	10.7	8.6	6.0	6.5	4.2	10.2

[1] *Includes SERI*

Summary – Utility Three-Year Financial Growth Outlook

Utility Operational Net Income Growth Outlook (Business as Usual) *Illustrative*
2013E – 2016E; $M – Prepared November 2013



~45 – 50%
5 – 7% CAGR
(annual rate varies[1])
Income Tax Benefits
819
Affiliate Preferred
~50 – 55%
Return on equity portion only
Sales growth, ~2 – 2.25% CAGR
Lower O&M, including HCM
Rate actions
Other operating expenses
Interest / cost of capital
Higher effective income tax rate
Affiliate Preferred
1,000
800
600
400
200
0
13E
~$1.8B Rate Base Growth
Opportunity to Earn Allowed ROE
Income Tax Rate, Net of Higher Affiliate Preferred
16E

[1] e.g., midpoints of 2014 guidance vs 2013 guidance implies one-year growth rate above the 3-year compound average

Clarity on ITC Transaction by Early 2014, at the Latest

Established Procedural Schedule Dates

Jurisdiction		Nov	Dec
LPSC Dkt U-32538	Reply briefs	11/8	
	ALJ recommended decision	TBD	
PUCT Dkt 41850	Intervenor testimony	11/6	
	Staff testimony	11/13	
	Rebuttal testimony	11/15	
	Hearing commences	11/21	
	Post-hearing briefs		12/6
	Reply briefs		12/13
CCNO Dkt UD-12-01	Supplemental surrebuttal testimony		12/20*
	Paper hearing		12/27*

Other Jurisdictions

- Awaiting revised procedural schedule in Arkansas (Dkt 12-069-U)
- Decisions are pending in Mississippi (Dkt 2012-UA-358) and Missouri (Dkt EO-2013-0396)

** Reflects updates since 10/29/13 earnings call presentation*

Discussion Outline – Optimizing EWC Assets


Northern


Southern

Asset Optimization Opportunities

- Preservation of value
- Revenue opportunities
- Facilitated by
  - HCM / cost management
  - Reducing uncompensated risks
  - Operational excellence
- Portfolio management

Rationale for Elimination of Merchant Risk Remains Valid

Long-Term Objective



EWC
Separate EWC from Utility
Utility

Three Options

1. Hold and optimize
2. Sell assets or asset groups
3. Hold and close

A total portfolio transaction is very unlikely today after a range of portfolio-wide opportunities (e.g., JV, sell, etc.) have been exhausted in last few years

It's a Plant-by-Plant Process

Plant-by-Plant Considerations

Indian Point Units 2 & 3



- Size and location support positive cash flow
- Focused on license renewal

Pilgrim



- Option value if market design improvements materialize

FitzPatrick



- Similar economic conditions as VY, but larger plant
- Evaluating options, but currently plan to refuel in fall 2014

Rhode Island State Energy Center



- Proven, low-cost technology in good location

Palisades



- Lowest market prices, *but*
- PPA in place through April 2022

Other EWC Plants



- Evaluating opportunities to optimize value

Markets Remain Challenging, Longer-Term Opportunity

New York ISO Supply and Demand
2011 – 2018; GW



45
43
41
39
37
35
Existing Resources[1]
Installed Capacity Requirement
11
12
13
14
15
16
17
18

ISO New England Supply and Demand
2011 – 2018; GW



45
40
35
30
25
20
Qualified Resources[2]
Installed Capacity Requirement
11
12
13
14
15
16
17
18

[1] *Includes under construction projects; excludes retirements*
[2] *Existing resources and FCA commitments*

Advocating for Wholesale Market Design and Public Policy Changes

- Current market designs in the Northeast are not sustainable in the long run and need to be reassessed
- Markets and public policies need to support key attributes, including reliability, resource performance, diverse portfolio and environmental benefits
- ISOs need to work with FERC, national and regional policymakers and other stakeholders to develop market designs which are robust in the long run and result in a balanced, diversified portfolio

Indian Point License Renewal Likely to Take Until 2018



IP2 entered the period of extended operations under its current license on Sept. 28, 2013

"Timely renewal" will also be available for IP3 when its current license expires on Dec. 12, 2015

Proceeding	Recent Developments
NRC	• In Atomic Safety and Licensing Board hearing process
Water Quality Certification (2 paths) / SPDES	• In hearing process, next phase: – NYSDEC and Riverkeeper's closed cycle cooling BTA alternative and the comparison to wedgewire screens to begin 4/7/14 • Asst. commissioner decision not expected until 2018 • NRC decision on WQC waiver pending
Coastal Zone Management (3 paths)	• Right to re-file motion with ASLB for declaratory order that no Coastal Zone Management review needed after NRC / NYS / Entergy consultation, which has not yet occurred • Decision pending in Entergy's appeal of NYS Dept. of State's decision denying that IP is grandfathered under NY CZM program • NYS DOS deadline for decision on IP consistency certification extended to 3/22/14 per agreement by ETR and DOS

Summary – Current EBITDA Outlook

EWC Operational Adjusted EBITDA ***Illustrative***

2013E – 2016E; $M (pre-tax)[1]


15E vs 14E – Key Drivers
⇩VY negative (costs ramp down over time)
⇩Lower average price for nuclear portfolio
⇩Higher operating expenses
700
600
500
400
300
200
100
0
VY
Excl. VY
Without VY negative
13E
14E
15E
16E

Considerations

- Continued operation of VY through 4Q14
- Assumes uninterrupted normal operation at the remaining nuclear plants
- 2013E gain on sale of Entergy Solutions District Energy business expected to close in 4Q13
- Energy and capacity sold and market prices as of 9/30/13, including expectations for the new NYISO LHV capacity zone starting in May 2014
- HCM savings 2014E and beyond

[1] Based on 9/30/13 prices, except for LHV noted above; not intended to be guidance

Discussion Outline – Corporate Summary



Corporate Summary

- Financial outlook for each business
- Credit and financial flexibility maintenance
- Return cash to owners

Creating Sustainable Value – Risks and Opportunities

Utility



Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Texas
Entergy Gulf States Louisiana
Entergy New Orleans

5 – 7% net income CAGR 2013 – 2016 (operational)

What to Watch for:

- Level of load growth, including energy efficiency
- Economic development
- Investment
- Earning authorized ROEs
- Level of interest rates
- Joining MISO
- Cost management and HCM execution
- Effective income tax rate
- Proposed transmission spin-merge

EWC



Northern
Southern

Optimizing asset by asset

What to Watch for:

- Commodity markets
- Wholesale market design, including LHV zone
- Capacity factors
- Cost management and HCM execution

Parent & Other



~$(1.05) – (1.20) per share 2014 – 2016 (operational)

What to Watch for:

- Level of interest rates
- Level of debt
- Effective income tax rate

Investment Grade Ratings and Liquidity

Credit Ratings

Entity	Standard & Poor's		Moody's	
	Rating	Outlook	Rating	Outlook
Entergy Arkansas[1]	A-	Stable	A3	Stable
Entergy Gulf States Louisiana[1]	A-	Stable	A3	Stable
Entergy Louisiana[1]	A-	Stable	A3	Stable
Entergy Mississippi[1]	A-	Stable	Baa1	Stable
Entergy New Orleans[1]	A-	Stable	Baa3	Stable
Entergy Texas[1]	A-	Stable	Baa2	Stable
System Energy Resources[1]	A-	Stable	Baa1	Stable
Entergy Corp[2]	BBB	Stable	Baa3	Stable

[1] Senior secured ratings
[2] Corporate credit rating

Financial Metrics

Gross Liquidity, $B



4.5
Revolver capacity 4.1
Cash / Cash Equivalents 0.4
3Q13

Debt to Capital, %



58.4
56.7
Excluding Securitization
3Q13

Cash Flow Interest Coverage, times



5.9
LTM 3Q13

Long-Term Track Record of Shareholder Value

Returning Cash to Owners

2011 – 2013E; $B



10
8
6
4
2
0
(2)
Stock Buybacks, Net
Dividends
11
12
13E

Future Dividend Considerations

ETR Today

1. Business and financial outlook today firmly supports the current dividend of $3.32 per share

Post Spin-Merge

2. Objective: ETR + ITC dividends accretive for ETR shareholders

Considerations for dividend level

- Utility investment profile (planned and potential)
- Regulatory outcomes
- EWC outlook, including wholesale markets and operations
- Credit and liquidity
- Payout ratio
- Number of ITC shares to Entergy shareholders

Success Will Create Sustainable Value for All Stakeholders

Owners

- Stable, growing Utility
- Lower uncompensated risk / range of uncertainty at EWC and Utility

Customers

- Safe, secure, reliable service
- Taking steps to keep rates and costs reasonable

Employees

- Stable employer
- Career development opportunities

Communities

- Good corporate citizen, source of jobs, tax revenue
- Helping to bring economic development to Gulf region

By Narrowing the Focus

2013 Strategic Imperatives

- Execute MISO / ITC
- Grow Utility business (e.g., economic development)
- Continue to develop and implement productive regulatory constructs
- Improve EWC results
- Optimize the organization through human capital management
- Maintain financial flexibility
- Align corporate culture

2014 – 2016 Focus

Grow Utility Business

and

Optimize EWC Assets

Entergy

48th EEI Financial Conference
Nov. 10 – 13, 2013

Appendix I
Additional Information

The Utility Operating Companies

Electric Retail Customer Breakdown
2012; % of MWh Sales



Industrial
39
Residential
32
Commercial &
Governmental
29

Generation Portfolio
2012; % of MW, Owned and Leased Capability



Coal
10
Nuclear
24
Gas / Oil / Hydro
66

Overview of Utility Operating Companies

Entergy Arkansas
- Electric utility
- 696,000 electric customers
- Authorized ROE: 10.2%
- Base rate case filed 3/1/13

Entergy Gulf States Louisiana
- Electric and gas utility
- 387,000 electric customers
- 92,000 gas customers
- Authorized ROE ranges:
  - Electric 9.9 – 11.4%
  - Gas 9.45 – 10.45%
- Base rate case filed 2/15/13 for electric
- Rate Stabilization Plan in place for gas

Entergy Louisiana
- Electric utility
- 673,000 electric customers
- Authorized ROE range: 9.45 – 11.05%
- Base rate case filed 2/15/13

Entergy Mississippi
- Electric utility
- 440,000 electric customers
- TY 2012 FRP filed ROE range: 9.76 – 11.83% (including performance factor)
- Formula Rate Plan

Entergy New Orleans
- Electric and gas utility
- 165,000 electric customers
- 102,000 gas customers
- Authorized ROE ranges:
  - Electric 10.7 – 11.5%
  - Gas 10.25 – 11.25%
- Base rate case likely to be filed in 2014

Entergy Texas
- Electric utility
- 417,000 electric customers
- Authorized ROE: 9.8%
- Base rate case filed 9/25/13

Entergy Arkansas Regulatory Highlights

Return on Equity*
Last Twelve Months Ending 9/30/13; %


8.6
9.7
Book
Normalized 1

[1] See slide 67 for calculation

EAI Rate Case Procedural Schedule

Date	Event
~1/1/14	Decision expected (10-month statutory deadline)

Rate Case Filed March 1, 2013 (Docket No. 13-028-U)

- 12/31/12 test year + known and measurable changes and rate base closed to plant in service through 12/31/13
- EAI sur-surrebuttal testimony, based on 12 months actuals and MISO-only scenario
  - Base rate increase of $145M

    Estimated full year net income impact of request ~$34M
  - 4.73% WACC (10.4% ROE, 29.1% equity ratio, including accumulated deferred income taxes at 0% cost)
  - $4.840B rate base (last approved $3.996B)
- Staff revised surrebuttal testimony, based on 12 months actuals and MISO-only scenario
  - Base rate increase of $110M
  - 4.38% WACC (9.6% ROE, 29.0% equity ratio, including accumulated deferred income taxes at 0% cost)
  - $4.797B rate base
  - Excludes intercompany life-of-unit wholesale baseload contracts which reduce rate base ~$107M as well as corresponding revenue and expense line items
  - Supports MISO rider and recovery of 495 MW PPA
- Hearings before Commissioners concluded in October*

* Reflects updates since 10/29/13 earnings call presentation

Entergy Gulf States Louisiana Regulatory Highlights

Return on Equity*
Last Twelve Months Ending 9/30/13; %


10.7
10.0
Book
Normalized1

[1] *See slide 67 for calculation*

Other Recent Developments

- Applications filed 4/9/13 and 5/15/13 regarding Isaac restoration costs (Docket U-32764)
  - Seek approval to recover costs (~$70M for EGSL) and replenish storm reserves
  - No challenges to prudence of system restoration costs
  - Hearing scheduled for December 2013

Rate Case Filed Feb. 15, 2013 (Docket No. U-32707)[2]

- 6/30/12 test year + known and measurable changes and rate base closed to plant in service through 12/31/13
- Rate base (last approved $2.405B)
  - $2.666B (MISO-only), $2.147B (MISO / ITC)
- Requesting:
  - Rate increase of $24M (MISO-only scenario) or $28M (MISO / ITC scenario)

    Estimated full year net income impact of request ~$(5)M
  - 8.18% WACC (10.4% ROE, 51.72% equity ratio)
  - FRP with continuation of capacity mechanism outside FRP (3 years, 9.65 – 11.15% ROE band)
  - Transmission Cost Recovery Rider (MISO / ITC) / Incremental Transmission Revenue Requirements Rider (MISO-only)

EGSL Rate Case Procedural Schedule

Date	Event
12/6/13	Staff / intervenor direct
TBD	EGSL rebuttal
TBD	Hearing begins
May 2014	New rates expected to become effective

[2] *See also fact sheet posted on Entergy's website at www.entergy.com/investor_relations*

* *Reflects updates since 10/29/13 earnings call presentation*

Entergy Louisiana Regulatory Highlights

Return on Equity*
Last Twelve Months Ending 9/30/13; %


8.6
7.5
Book
Normalized[1]

[1] See slide 67 for calculation

Other Recent Developments

- Applications filed 4/9/13 and 5/15/13 regarding Isaac restoration costs (Docket U-32764)
  - Seek approval to recover costs (~$220M for ELL) and replenish storm reserves
  - No challenges to prudence of system restoration costs
  - Hearing scheduled for December 2013
- ELL rate case for Algiers territory filed 3/28/13 at CCNO
  - Requested $13M increase over 3 years
  - 10.4% ROE
  - FRP and riders consistent with LPSC rate case

Rate Case Filed Feb. 15, 2013 (Docket No. U-32708)[2]

- 6/30/12 test year + known and measurable changes and rate base closed to plant in service through 12/31/13
- Rate base (last approved $3.560B)
  - $4.475B (MISO-only), $3.822B (MISO / ITC)
- Requesting:
  - Rate increase of $144M (MISO-only scenario) or $168M (MISO / ITC scenario)
    Estimated full year net income impact of request ~$60M
  - 8.19% WACC (10.4% ROE, 52.8% equity ratio)
  - FRP with continuation of capacity mechanism outside FRP (3 years, 9.65 – 11.15% ROE band)
  - Transmission Cost Recovery Rider (MISO / ITC) / Incremental Transmission Revenue Requirements Rider (MISO-only)

ELL Rate Case Procedural Schedules

Event	LPSC	CCNO
Staff / intervenor direct; Advisors	11/15/13	11/29/13
ELL rebuttal	12/11/13	1/24/14
Advisors, intervenor surrebuttal	n/a	2/24/14
ELL rejoinder	n/a	3/19/14
Hearing begins	1/13/14	4/22/14
New rates expected to become effective	May 2014	2Q14

[2] See also fact sheet posted on Entergy's website at www.entergy.com/investor_relations
* Reflects updates since 10/29/13 earnings call presentation

Entergy Mississippi Regulatory Highlights

Return on Equity*
Last Twelve Months Ending 9/30/13; %



6.5
9.3
Book
Normalized[1]

[1] See slide 67 for calculation

2012 Test Year FRP Filed March 15, 2013; Revised April 30, 2013 (Docket No. 2009-UN-388)

- ROE midpoint is 10.80% (10.06% + 0.74% performance factor); 9.76 – 11.83% range
- 48.21% common equity ratio
- $1.74B rate base (does not include Attala or Hinds, which are recovered through Power Management Rider)
- On 8/13/13, the MPSC unanimously approved the joint stipulation concerning EMI's 2012 test year FRP
  - Without agreeing to any specific disallowances, the stipulation provides for a $22.3M rate increase *Estimated full year net income impact ~$13.8M*
  - Brings EMI up to the equity "point of adjustment" of 10.59% from an 8.96% earned ROE for 2012
  - Annualized change in rates became effective with September 2013 bills

Annual Storm Reserve Accrual (Docket No. 12-UN-424)

- On 9/10/13, the MPSC approved a joint stipulation increasing the annual storm reserve accrual to $21M from $9M

* *Reflects updates since 10/29/13 earnings call presentation*

Entergy New Orleans Regulatory Highlights

Return on Equity*
Last Twelve Months Ending 9/30/13; %


4.2
5.9
Book
Normalized¹

[1] See slide 67 for calculation

2011 Test Year FRP (Docket No. UD-08-03)

- $0.295B electric rate base, $0.09B gas rate base
- Electric: 8.58% WACC and 50.08% common equity ratio
- Gas: 8.40% WACC and 50.08% common equity ratio
- On 8/8/13, the CCNO approved a "black box" settlement resolving the remaining open items in the 2011 test year FRP
  - Stipulation provides for a $(6.5)M electric rate decrease; when combined with previous rate increase implemented in October 2012, results in a $(1.6)M decrease from pre-October 2012 rates

    Estimated full year net income impact of settlement ~$(1.0)M
  - No change in gas rates
  - Electric rate change will be retroactive to October 2012

Base Rate Case

- ENOI likely will make a base rate case filing in mid-2014
- However, ENOI is in discussions with the CCNO and its Advisors regarding various ratemaking alternatives to a full base rate case

** Reflects updates since 10/29/13 earnings call presentation*

Entergy Texas Regulatory Highlights

Return on Equity*
Last Twelve Months Ending 9/30/13; %



6.0
7.8
Book
Normalized[1]

[1] See slide 67 for calculation

Select Major Components of Rate Increase

Category	$M
Purchased capacity – net	16
Costs associated with joining MISO	12
Non-fuel O&M expense	8
Storm reserve / injuries and damages reserve	8
MSS-2 transmission equalization	8
ROE (10.4% ask vs. 9.8% current)	7
Taxes other than income	5
Rate base	(7)
Revenue growth	(15)
Other	(3)
Sub-total before Riders	**39**
Rider RCE	3
Rider RPCEA	11
Sub-total before Rider TCRF	**53**
Rider TCRF	(9)
Total	**44**

** Reflects updates since 10/29/13 earnings call presentation*

Rate Case Filed Sept. 25, 2013 (Docket No. 41791)[2]

- 3/31/13 test year + includes pro forma adjustments to reflect MISO implementation
- Rate base (last approved $1.677B)
  - $1.634B
- Requesting:
  - Rate increase of $44M (base rates and riders)

    Estimated full year net income impact of request ~$18M
  - 8.51% WACC (10.4% ROE, 48.6% equity ratio)
  - Special circumstances recovery as fuel of ~$22M of historical purchased power capacity costs reflected in the fuel reconciliation
- Proposed riders include:
  - Rough Production Cost Equalization Adjustment Rider (Rider RPCEA)
  - Rate Case Expense Rider (Rider RCE)
  - Transmission Cost Recovery Factor Rider (Rider TCRF)

ETI Rate Case Procedural Schedule

Date	Event
12/9/13	Intervenor testimony
12/16/13	Staff testimony
12/23/13	Rebuttal and cross-rebuttal
1/6/14	Hearing begins
1/17/14	Initial briefs
1/24/14	Reply briefs
April 2014	New rates expected to become effective

[2] See also fact sheet posted on Entergy's website at www.entergy.com/investor_relations

System Energy Resources Regulatory Highlights

Return on Equity*
Last Twelve Months Ending 9/30/13; %


12.7
13.7
Book
Normalized[1]

[1] *See slide 67 for calculation*

Overview

- SERI's principal asset currently consists of an ownership interest and a leasehold interest in the Grand Gulf Nuclear Station
- 8.97% WACC (10.94% ROE and 64% common equity ratio at 12/31/12, where sale / leaseback is excluded from capital structure; it is treated as an operating lease and recovered as an O&M cost)
- Capacity and energy from SERI's 90% interest is sold under the Unit Power Sales Agreement to its only four customers – EAI (36%), ELL (14%), EMI (33%) and ENOI (17%)
- 178 MW extended power uprate at Grand Gulf completed and placed in service in mid-2012

SERI Rate Base
Last-calculated as of quarter-end date; $B

	4Q11	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Rate base	1.1	1.0	1.0	1.7[2]	1.7	1.6	1.5	1.5

[2] *Increase from Grand Gulf extended power uprate being placed in service*

* *Reflects updates since 10/29/13 earnings call presentation*

Utility Preliminary 2014 – 2016 Capital Plan

Preliminary Planned Capital Expenditures by Company
2014E – 2016E; $B



1.7
0.70
Depreciation expense
EAI
0.86
0.50
EGSL
1.3
0.80
ELL
0.66
0.36
EMI
0.28
0.13
ENOI
0.75
0.32
ETI
0.34
0.16
SERI

Excludes capital spending at Entergy Services, Inc. reflected in Utility segment preliminary capital plan

Utility Investments – Ninemile 6 New CCGT Plant

Ninemile 6	
MW / Plant Type	~550 / Natural Gas-Fired Combined Cycle
Total Investment	$721M, excluding transmission
Spending	Through 2012: $233M; 2013E: $277M; 2014E: $120M; 2015E: $91M
Location	Westwego, LA
Expected In-Service	First part of 2015 (currently ahead of schedule)
Jurisdiction	ELL; PPAs to EGSL (25%) and ENOI (20%)
Recovery Mechanism	• ELL and EGSL will recover costs through their respective FRPs, if in effect when the project is placed in service, or through base rate case filings • CCNO order allowed for cost recovery through a rider contemporaneous with commercial operation until new bate rates are effective
Status	Approved; under construction



Ninemile Point

2010
- Market Test Decision July 2010
- Air Permit Application Filed September 2010

2011
- Air Permit Issued August 2011

2012
- LPSC, CCNO Approvals
- Full Notice to Proceed Issued

2013
- ELL Filed 1st-Year Rev Req (100% project) of $108.4M[1] October 2013

2014

2015
- In-Service Date First Part of 2015 (currently ahead of schedule)

[1] *EGSL also filed an estimated first year revenue requirement of $29.1M for its PPA for 25% of the Ninemile 6 output; ENOI has not yet filed an estimated first year revenue requirement for its PPA for 20% of the Ninemile 6 output; amounts received from EGSL and ENOI under the PPAs will be credited against ELL's revenue requirement*

Utility Non-Fuel O&M Trends

Utility Non-Fuel O&M / Refueling Outage Expenses
2012 – 2014E; $B (pre-tax)



Special items¹
2.5
2.0
1.5
1.0
0.5
0.0
2.15
2.32
2.22
12
13E
14E

Considerations

- Proposed transmission spin-merge
- Recovery of new costs included in net revenue, such as MISO, energy efficiency
- HCM savings
- Pension discount rate
- Inflation
- Potential portfolio management activities

[1] *Reflects actuals reported through third quarter 2013 for special items (HCM implementation and transmission spin-merge expenses); i.e., chart does not reflect estimations for any future special item expenses in fourth quarter 2013 and in 2014*

Entergy Wholesale Commodities Plants

Region
2012; % of MW, Owned Capability


MISO
12
Entergy
14
NYISO
45
NEPOOL
29

Generation Portfolio
2012; % of MW, Owned Capability


Other
4
Gas & Oil
20
Nuclear
76

Overview of EWC Nuclear Plants

	FitzPatrick	Indian Point 2	Indian Point 3	Palisades	Pilgrim	Vermont Yankee[1]
Entergy Purchase Date	11/21/00	9/6/01	11/21/00	4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 1975	August 1974	August 1976	December 1971	December 1972	November 1972
License Expiration Date	10/17/34	9/28/13[2]	12/12/15	3/24/31	6/8/32	3/21/32
Net MW in Operation	838	1,028	1,041	811	688	605
Market	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL

Overview of EWC Non-Nuclear Plants

	ISES 2	Nelson 6	RS Cogen	Ritchie 2	Top of Iowa	White Deer	RISEC
Commercial Operation	1983	1982	2002	1968	2001	2001	2002
Fuel Type / Technology	Coal	Coal	CCGT Cogen	Gas / Oil	Wind	Wind	CCGT
Net MW Owned	121	60	213	544	40	40	583
NERC Region	SERC	SERC	SERC	SERC	MRO	SPP	NPCC

[1] Entergy plans to close and decommission the Vermont Yankee plant at the end of its current operating cycle in 4Q14
[2] On 9/28/13, Indian Point 2 entered the period of extended operations under its current license

Asymmetrical Upside Opportunity

EWC Nuclear Revenue Sensitivity on Contracted Energy
Based on market prices as of Sept. 30, 2013[1]



Avg Contracted Revenue Change, $/MWh
10
5
0
(5)
(10)
(20)
(10)
0
10
20
Market Price Change, $/MWh
2015
2014
2016
Balance of 2013
Avg expected contracted revenue/MWh
$44 on ~9 TWh
$47 on ~32 TWh
$48 on ~18 TWh
$50 on ~11 TWh

[1] Reflects decision to close Vermont Yankee in fourth quarter 2014

Northeast Energy Markets – Forward Power Prices

Northeast Nuclear Fleet Forward Energy Prices
January 2012 – October 2013; Around-The-Clock $/MWh
Capacity Weighted Zonal Prices; Excludes VY from Cal 15 and Cal 16



50
45
40
35
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
At 10/31/13
Cal 2014
$45
Cal 2015
$44
Cal 2016
$44

Source: Derived from third-party data service

New York Zone A Market Prices and Heat Rates

NYISO Zone A
ATC Forward Prices; $/MWh


40
35
30
01/12
04/12
07/12
10/12
01/13
04/13
07/13
10/13

Source: Derived from third party data service

At 10/31/13

Cal 2014
$36
Cal 2015
$36
Cal 2016
$36

NYISO Zone A
Implied Delivered Heat Rate; Btu/kWh


8,500
7,500
6,500
01/12
04/12
07/12
10/12
01/13
04/13
07/13
10/13

Source: Derived from third party data service

At 10/31/13

Cal 2014
~7,900
Cal 2015
~7,600
Cal 2016
~7,400

New York Zone G Market Prices and Heat Rates

NYISO Zone G
ATC Forward Prices; $/MWh


50
45
40
35
01/12
04/12
07/12
10/12
01/13
04/13
07/13
10/13

Source: Derived from third party data service

At 10/31/13

Cal 2014
$45
Cal 2015
$45
Cal 2016
$45

NYISO Zone G
Implied Delivered Heat Rate; Btu/kWh


10,000
9,000
8,000
7,000
01/12
04/12
07/12
10/12
01/13
04/13
07/13
10/13

Source: Derived from third party data service

At 10/31/13

Cal 2014
~8,000
Cal 2015
~7,900
Cal 2016
~7,900

New England Market Prices and Heat Rates

ISO-NE MASS Hub

ATC Forward Prices; $/MWh


55
50
45
40
35
01/12
04/12
07/12
10/12
01/13
04/13
07/13
10/13

Source: Derived from third party data service

At 10/31/13

Cal 2014
$52
Cal 2015
$51
Cal 2016
$48

ISO-NE MASS Hub

Implied Delivered Heat Rate; Btu/kWh


10,000
9,000
8,000
7,000
01/12
04/12
07/12
10/12
01/13
04/13
07/13
10/13

Source: Derived from third party data service

At 10/31/13

Cal 2014
~8,500
Cal 2015
~8,200
Cal 2016
~7,700

Northeast Capacity Markets – Auction Prices

NYISO Auction – Cleared Capacity Prices

For delivery January 2012 – April 2014; $/kW-mo


Spot
Monthly
(weighted average by amount sold)
Strip
6
5
4
3
2
1
0
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14

ISO-NE Capacity Prices

For delivery January 2012 – May 2017; $/kW-mo


Forward Capacity Auctions
Monthly Auctions
Reconfiguration Auctions
5
4
3
2
1
0
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17

NY Capacity Market – Lower Hudson Valley Zone Status


Rest of State
Lower Hudson Valley Zone
G
H
I
J

New Capacity Zone Development Schedule

Milestone	2013
FERC order (re: mitigation and exemption rules for LHV)	June 6
FERC order approving tariff changes	Aug 13
NYISO files with FERC for ICAP demand curves (including demand curve for LHV)	Nov 29

First auction with Lower Hudson Valley capacity zone in April 2014 (for Summer 2014 strip)

LHV Zone Capacity Pricing Considerations

- 2014 Guidance Assumption: annualized capacity price uplift of estimated ~$3/kW-mo vs Rest of State
- Recent developments that may affect capacity pricing

Recent Developments	Next Steps
NYISO's 10/28/13 request for reconsideration of FERC's June order for the purpose of allowing a 3-year phase-in*	Comments due to FERC 11/12/13
NYSPSC's 10/28/13 order allowing potential reconsideration of Danskammer retirement*	11/1/13 close triggered 45-day period for new owner to decide whether to file notice of retirement
11/1/13 report by NYISO's consultant changing reference unit technology*	NYISO Board decision expected on or about 11/19/13
NYSPSC 10/17/13 decision in Reliability Contingency Plan proceeding awarding three transmission projects targeting LHV and New York City (order dated 11/4/13)*	PSC directed Staff to continue to analyze the projects submitted in response to NYPA's RFP

** Reflects updates since 10/29/13 earnings call presentation*

Vermont Yankee Update

Operational and Regulatory Activities

- Continue to operate plant through end of current operating cycle
  - Will begin ramping down in 4Q14
- Continue regulatory process for CPG to operate through 12/31/14
- Develop and submit Post Shutdown Decommissioning Activities Report[1] filing
  - Due within 2 years after shutdown
  - NRC review, including local public meeting after filing
  - Assumed accepted 90 days after filing, unless NRC challenges
- Develop and file site specific estimate (due with PSDAR)
- PSDAR will determine whether any other financial assurance may be required and will specifically address funding for spent fuel management

Financial Considerations

- VY 2014 Guidance Assumptions
  - ~$50M operational adjusted EBITDA
  - ~$(0.01) per share net income
  - ~$30M pre-tax depreciation expense
- Considerations after shutdown
  - Staffing to ramp down after shutdown reactor is defueled (expected 2 – 3 months after final shutdown)
  - Decommissioning costs will be charged against decommissioning liability (asset retirement obligation)
  - Other costs will be expensed
  - Accretion of decommissioning liability (i.e., decommissioning expense) will continue
  - Investment income on decommissioning trusts will continue

[1] Licensee cannot perform major decommissioning activities until 90 days after PSDAR submittal (assuming no NRC notice of deficiencies)

EWC Nuclear Fuel Trends



EWC Nuclear Fuel Projections
2013E – 2017E; $M (pre-tax)
Illustrative
Avg Fuel Expense $6.5 – $7.6/MWh
(amount varies by plant)
(2013E – 2017E)
Flat expense due to
VY impairments
No VY
Capital Spend
13E
14E
15E
16E
17E



Uranium Price, Production and Demand
Price; $/lb
150
120
90
60
30
0
Demand (lbs)
Production (lbs)
Price
250
200
150
100
50
0
U308 Pounds; M
05
06
07
08
09
10
11
12
13E
14E
15E
16E
17E

Source: The Ux Consulting Company, LLC (UxC) (production and demand); Trade Tech (price)
Note: Assumes shutdown of VY in fourth quarter 2014 and uninterrupted normal operation at the remaining nuclear plants

EWC Non-Fuel O&M Trends

EWC Non-Fuel O&M / Refueling Outage Expenses
2012 – 2014E; $B (pre-tax)



1.5
1.0
0.5
0.0
Special items[1]
VY Direct Costs
1.09
1.16, incl. VY direct costs
1.12, incl. VY direct costs
12
13E
14E

Considerations

- HCM savings
- Pension discount rate
- Regulatory compliance (e.g., Fukushima response)
- Potential portfolio management activities (e.g., sale of District Energy by end of 2013)

Note: Assumes shutdown of VY in fourth quarter 2014 and uninterrupted normal operation at the remaining nuclear plants

[1] Excludes special items for the Vermont Yankee asset impairments / related charges; reflects actuals reported through third quarter 2013 for all other special items (HCM implementation); i.e., chart does not reflect estimations for any future special item expenses in fourth quarter 2013 and in 2014

Parent & Other Build-up

Parent & Other
2012 – 2014E; $/sh


0.40
0.20
0.00
(0.20)
(0.40)
(0.60)
(0.80)
(1.00)
(1.20)
Inter-co Interest (net)
Income Tax
Affiliate Preferred
External Interest
Other
(0.77)[1]
(0.85)
(1.05)
P&O Operational EPS
12
13E
14E

Item	Considerations
External Interest	• $1.5B notes • Revolver and CP • Includes fees, amortization of issuance costs
Inter-co Interest (net)	• Elimination of intercompany borrowings and parent guarantees between P&O and EWC
Affiliate Preferred	• As of 9/30/13 – $1.097B for Katrina / Rita, Gustav / Ike – ~$0.106B affiliate preferred div/yr • Assume Isaac financing in early- to mid-2014
Income Tax	• Varies from year to year
Other	Includes O&M and depreciation

[1] *P&O 2012 results included a special of $(1)M; as-reported and operational EPS were $(0.77) per share*

2014 Earnings Guidance

Operational EPS

2014E Guidance – Prepared October 2013[1]



Current expectations point to around the middle of the range
5.00 Midpoint
4.60 – 5.40
Range
5.00
2013E Operational Guidance
Net $0.60
O&M
Net Rev
Other Inc
Inc Tax
Depn
Other
Utility
Net $(0.40)
Net Rev
O&M
Depn
Inc Tax
Gain on Sale
Decomm Exp
Entergy Wholesale Commodities
Net $(0.20)
Inc Tax
O&M
Other
Parent & Other
5.00 Midpoint
4.60 – 5.40
Range
5.00
2014E Operational Guidance

[1] *Reflects Entergy's current business operations and does not reflect the proposed spin-off and merger of the transmission business with ITC*

Human Capital Management Targeted Savings

Targeted Savings Run Rate

2014E – 2016E; $M
(Excluding cost to achieve)


~$200
$200 –
$250
14E
16E

Savings Sources and Cost to Achieve

- Sources of savings
  - New organization design (expected to eliminate ~800 positions and reduce contractor spending)
  - Compensation and benefits
  - Procurement and other efforts to lower costs and improve productivity
- Cost to achieve
  - $145M to $185M
  - Majority expected in 2013

Estimated Capital / Non-Capital Split

%


Capital
~10 – 20
Non-
Capital
~80 – 90

Estimated Business Segment Split

%


EWC
~35 – 40
Utility
~60 – 65

Consolidated Non-Fuel O&M Outlook

Non-Fuel O&M / Refueling Outage Exp
2012 – 2014E; $B (pre-tax)



4
3
2
1
0
Special items[1]
VY Direct Costs
~3.25
~3.5, incl. VY direct costs
~3.35, incl. VY direct costs
12
13E
14E

[1] *Excludes special items for the Vermont Yankee asset impairments / related charges; reflects actuals reported through third quarter 2013 for all other special items (HCM implementation and transmission spin-merge expenses); i.e., chart does not reflect estimations for any future special item expenses in fourth quarter 2013 and in 2014*

Compound Annual Growth Rate Expectations

- Base year 2013E, ~3.5B, including VY
  - VY direct costs in 13E ~$0.145B
- CAGR through 2016E
  - ~0.5 – 2.5% (excl. VY direct costs in 2013E)
  - Growth rates can vary by year
- Excludes significant changes in pension discount rates, i.e., if discount rates change materially vs 4.36% in 2013 impact is not in the CAGR range (Note: 2014 guidance assumes 39 bps increase in discount rate)
- Does not reflect impacts from the proposed ITC transaction
- Excludes special items

O&M Considerations

- Proposed transmission spin-merge
- Recovery of new costs included in net revenue, such as MISO, energy efficiency
- HCM savings
- Pension discount rate
- Inflation
- Regulatory compliance (e.g., Fukushima response)
- Potential portfolio management activities

Preliminary 2014 through 2016 Capital Plan

Projected Capital Expenditures
2014E – 2016E; $B – Prepared October 2013

Preliminary



Depreciation expense 3.2
Utility
5.8
EWC
1.0[1]
Total
6.8
Utility 5.8
100%
80%
60%
40%
20%
0%
Other
Distribution
Transmission
Generation
EWC 1.0[1]
Dry Cask Storage / License Renewal
NYPA Value Sharing (2014 and 2015)
Post-Fukushima Improvements
Component Replacements / Software / Security
Routine Maintenance

[1] *Does not include any amounts for Vermont Yankee*

Appendix II
Regulation G Reconciliations

Regulation G Reconciliations

Table 1: Return on Average Common Equity – Reconciliation of GAAP to Non-GAAP Measures
Last Twelve Months Ending Sept. 30, 2013
($ in millions)

		EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	Utility[1]
As-reported earnings available to common stock	(a)	141.2	148.7	237.1	58.8	8.5	52.6	110.2	947.5
Add back:									
Preferred dividend requirement	(b)	6.9	0.8	7.0	2.8	1.0	–	–	17.3
Income taxes	(c)	102.8	56.1	71.1	65.4	4.6	38.5	80.9	227.2
As-reported income before income taxes	(d) = (a)+(b)+(c)	250.9	205.6	315.2	127.0	14.1	91.1	191.1	1,192.0
Less certain items (pre-tax):									
Transmission businesses spin-merge expenses	(e)	(11.4)	(7.5)	(6.7)	(7.1)	(1.0)	(7.7)	–	(40.6)
Human capital management	(f)	(3.5)	(2.4)	(2.9)	(1.3)	(0.6)	(1.3)	(1.0)	(9.5)
Weather	(g)	(5.8)	(10.2)	(20.4)	(5.9)	(5.0)	(4.6)	–	(51.9)
Normalized income before taxes	(h) = (d)-(e)-(f)-(g)	271.6	225.7	345.2	141.3	20.7	104.7	192.1	1,294.0
State-specific standard income tax rate	(i)	39.2%	38.5%	38.5%	38.3%	38.5%	35.0%	38.3%	38.5%
Income tax at state-specific standard rate	(j) = (h)*(i)	106.5	86.8	132.8	54.0	8.0	36.6	73.5	498.2
Normalized earnings applicable to common stock	(k) = (h)-(j)-(b)	158.2	138.1	205.4	84.5	11.7	68.1	118.6	778.5
Average common equity	(l)	1,639.2	1,386.5	2,754.0	911.1	200.7	878.0	867.0	9,299.5
As-reported return on average common equity	(a)/(l)	8.6%	10.7%	8.6%	6.5%	4.2%	6.0%	12.7%	10.2%
Normalized return on average common equity	(k)/(l)	9.7%	10.0%	7.5%	9.3%	5.9%	7.8%	13.7%	8.4%

[1] *Utility does not total to the sum of the legal entities presented due primarily to Entergy Louisiana Holdings income taxes recorded at Entergy Louisiana Holdings (the parent company of ELL)*

Calculations may differ due to rounding

Regulation G Reconciliations

Table 2: Gross Liquidity Reconciliation of GAAP to Non-GAAP Measures As of Sept. 30, 2013		
($ in millions)		3Q13
Cash and cash equivalents	(a)	365
Revolver capacity	(b)	4,129
Gross liquidity	(a)+(b)	4,494

Regulation G Reconciliations

Table 3: Debt to Capital Ratio, Excluding Securitization Debt
Reconciliation of GAAP to Non-GAAP Measures
As of Sept. 30, 2013

($ in millions)		3Q13
Gross debt	(a)	13,623
Less securitization debt	(b)	910
Gross debt, excluding securitization debt	(c) = (a)-(b)	12,713
Total capitalization	(d)	23,312
Less securitization debt	(b)	910
Total capitalization, excluding securitization debt	(e) = (d)-(b)	22,402
Debt to capital ratio	(a) / (d)	58.4%
Debt to capital ratio, excluding securitization debt	(c) / (e)	56.7%

Regulation G Reconciliations

Table 4: Utility Non-Fuel O&M / Nuclear Refueling Outage Expenses
Reconciliation of GAAP to Non-GAAP Measures
2012 – 2013E (pre-tax)

($ in billions)

		2012	2013E
As-Reported Non-Fuel O&M / Refueling Outage Expenses[1]	(a)	2.19	2.36
Less Special Items[1]			
Transmission spin-merge expenses		0.038	0.030
HCM implementation expenses		–	0.012
Total Special Items	(b)	0.038	0.042
Operational Non-Fuel O&M / Refueling Outage Expense	(a)-(b)	2.15	2.32

[1] *Reflects actuals reported through third quarter 2013 for special items (HCM implementation and transmission spin-merge expenses); i.e., table does not reflect estimations for any future special item expenses in fourth quarter 2013*

Regulation G Reconciliations

Table 5: Entergy Wholesale Commodities Non-Fuel O&M / Nuclear Refueling Outage Expenses
Reconciliation of GAAP to Non-GAAP Measures
2013E (pre-tax)

($ in billions)

		2013E
As-Reported Non-Fuel O&M / Refueling Outage Expenses[1]	(a)	1.165
Less Special Items[1]		
HCM implementation expenses		0.005
Total Special Items	(b)	0.005
Operational Non-Fuel O&M / Refueling Outage Expense	(a)-(b)	1.16

[1] *Excludes special items for the VY asset impairments / related charges; reflects actuals reported through third quarter 2013 for all other special items (HCM implementation); i.e., table does not reflect estimations for any future special item expenses in fourth quarter 2013*

Regulation G Reconciliations

Table 6: Entergy Consolidated Non-Fuel O&M / Nuclear Refueling Outage Expenses Reconciliation of GAAP to Non-GAAP Measures 2012 – 2013E (pre-tax)

($ in billions)

		2012	2013E
As-Reported Non-Fuel O&M / Refueling Outage Expenses[1]	(a)	3.29	3.5
Less Special Items[1]			
Transmission spin-merge expenses		0.038	0.030
HCM implementation expenses		–	0.018
Total Special Items	(b)	0.038	0.048
Operational Non-Fuel O&M / Refueling Outage Expense	(a)-(b)	3.25	3.5

[1] *Excludes special items for the VY asset impairments / related charges; reflects actuals reported through third quarter 2013 for all other special items (HCM implementation and transmission spin-merge expenses); i.e., table does not reflect estimations for any future special item expenses in fourth quarter 2013*